File No. 033-95778, 811-09026
                                                   Filed under Rule 497(e)


                    UNITED LIFE & ANNUITY INSURANCE COMPANY

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                       Supplement dated November 16, 2001


The Securities and Exchange Commission has issued an order approving the substitution of shares of the Limited Maturity Bond Portfolio of Neuberger Berman Advisers Management Trust for shares of the Fixed Income Portfolio of Credit Suisse Warburg Pincus Trust II (formerly, Warburg Pincus Trust II).

In conjunction with the substitution, the Fixed Income Portfolio is no longer available under your Contract.

Please keep this Supplement with your Prospectus.














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